UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 _______________________________________________________ SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 _______________________________________________________ Filed by the Registrant x Filed by a Party other than the Registrant o Check the appropriate box: o Preliminary Proxy Statement o Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) o Definitive Proxy Statement x Definitive Additional Materials o Soliciting Material under Rule 14a-12 NEWLAKE CAPITAL PARTNERS, INC. (Name of Registrant as Specified in its Charter) _______________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): x No fee required. o Fee paid previously with preliminary materials. o Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V41870-P07330 NEWLAKE CAPITAL PARTNERS, INC. 50 LOCUST AVE. FIRST FLOOR, SUITE 8 NEW CANAAN, CT 06840 NEWLAKE CAPITAL PARTNERS, INC. 2024 Annual Meeting Vote by June 5, 2024 11:59 PM ET You invested in NEWLAKE CAPITAL PARTNERS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 6, 2024. Get informed before you vote View the 2024 Notice, Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 6, 2024 11:00 AM ET Virtually at: www.virtualshareholdermeeting.com/NLCP2024

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V41871-P07330 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Gordon DuGan For 1b. Alan Carr For 1c. Anthony Coniglio For 1d. Joyce Johnson For 1e. Peter Kadens For 1f. Peter Martay For 1g. David Weinstein For 2. Ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For NOTE: Voting items may include such other business as may properly come before the meeting or any adjournment thereof.